                                                                   EXHIBIT 10.21


                            MASTER SOURCING AGREEMENT


         This MASTER SOURCING AGREEMENT (the "MSA") is entered into as of the 13th day of July, 2001, by and between General Electric Company, a New York corporation acting through its GE Digital Energy business unit, having a principal place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339 USA ("GE" or "Buyer") and ACTIVE POWER, INC ("Active Power" or "Seller"), a Delaware corporation, having a principal place of business at 11525 Stonehollow Drive, Suite 110, Austin, Texas 78758. (GE and ACTIVE POWER being referred to herein individually as a "Party" and collectively the "Parties").

                                    RECITALS

         WHEREAS, GE and ACTIVE POWER and their respective affiliates are engaged in the manufacture, production, assembly and sale of Power Conditioning equipment and components and ancillary services (collectively "Equipment"); and

         WHEREAS, GE and ACTIVE POWER desire to expand their business relationship and grow on terms satisfactory to both parties and they hereby execute this MSA for purposes of confirming the issuance by GE to ACTIVE POWER of the purchase orders (the "Purchase Orders") for the products defined in Attachment A in accordance with the pricing schedule defined in Attachment B.

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein the Parties agree as follows:

         1. Supply/Purchase of ACTIVE POWER Flywheel Energy Storage System ("FESS") Designed Systems. The Parties hereby enter into this FESS sourcing agreement, whereby ACTIVE POWER shall supply GE, and GE shall purchase from ACTIVE POWER, Clean Source 2 Flywheel Energy Storage System on the following conditions:

                  (a) That the ACTIVE POWER designed FESS systems shall be manufactured and produced in accordance with and shall comply with the GE design and specification requirements referenced in Attachment A [****];

                  (b) Subject to the Agreement, ACTIVE POWER hereby appoints and grants to GE and its affiliates, as defined below, and GE hereby accepts form ACTIVE POWER, a non-transferable, royalty-free, right and license to: (i) non-exclusivity purchase, market, distribution and resell the ACTIVE POWER flywheel products used with uninterruptible power systems ("UPS") described in Attached B (hereinafter referred to as the "standard CleanSource products from ACTIVE POWER") to end-users located world-wide (hereinafter referred to as the "End Users"); (ii) incorporate private and/or co-labeling of the ACTIVE POWER products using GE logos (where approved exclusively by GE). During the term of this Agreement, GE and it affiliates may hold themselves out to the public as an authorized reseller of ACTIVE POWER products.

                  (c) ACTIVE POWER further acknowledges that GE's willingness to pursue placement of volume of Equipment orders with ACTIVE POWER is subject to ACTIVE POWER demonstrating to the satisfaction of GE, among other reasonable requirements that GE may establish for purchase of the Equipment: (1) completion of first piece qualification of the Equipment, (2) that ACTIVE POWER has the necessary capacity, equipment and resources to timely and properly supply the Equipment, (3) that ACTIVE POWER can meet the price, Six Sigma quality and delivery targets and requirements for the Equipment established by GE, and (4) that the Equipment will conform to any GE-supplied or approved drawings and specifications issued for the Equipment. The Parties acknowledge that the quantities of the

                                       1
 **Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

                  Equipment identified on Attachment B are GE's current estimate of its needs for Equipment during the time period specified and are subject to adjustment to the discretion of GE based on its actual volume, customer and business requirements. GE shall provide to ACTIVE POWER at the beginning of each calendar quarter (by the 15th of the first month), a forecast of orders for that calendar quarter along with a preliminary forecast for the following quarter (i.e. on April 1, forecast for Q2 as well as a preliminary forecast for Q3). Forecasts provided by GE shall not create any commitment by or obligation upon GE to place any order. Within 10 business days of GE submitting such forecast, ACTIVE POWER shall confirm its capacity to meet forecast demand for the following two quarters. Upon such confirmation, ACTIVE POWER guarantees to sell such volume to GE in any quarter upon its request, within the established lead times defined in Attachment B. The scope, price, cycle, schedule and other requirements are set forth on Attachment B hereto;

                  (d) ACTIVE POWER pricing shall be [****] and mutually agreed upon by GE, as set forth in Attachment B.

                  (e) The commercial provisions of this MSA include the terms of Attachment C "GEDE Master Terms and Conditions - GEDE-STD-0001 Rev. A";

                  (f) The Parties may agree to additional provisions appropriate for a multi-year sourcing agreement between the Parties, including provisions providing for ACTIVE POWER on-line access to GE drawings and the extranet, and confidentiality, compliance with laws and termination for cause provisions consistent with those set forth in Attachment C.

                  (g) ACTIVE POWER agrees to provide application, technical and engineering support for GE bid proposal activity and related system design reviews on site, as requested. ACTIVE POWER shall provide GE with phone support for technical, service and field installation related questions. ACTIVE POWER shall provide supervision of start-up and commissioning of field installations as set forth in Attachment D and instructed by the GE Purchase Order.

                  (h) ACTIVE POWER shall provide documentation to GE for purposes of providing maintenance on ACTIVE POWER products. ACTIVE POWER shall provide this documentation in both written and electronic form as well grant GE a royalty-free license to reproduce materials for said maintenance purposes.

                  (i) ACTIVE POWER shall offer to GE designated representative(s) factory training at a mutually agreed to price schedule and intervals as referred to in Attachment D.

         2. Effective Date and Agreement Expiration. This MSA shall commence on the date first written above and, except as otherwise provided herein, shall continue for an initial term through October 30, 2002. This Agreement will be extended in additional one (1) year terms, given the performance by both parties as outlined in the Agreement, except that either party may terminate this Agreement by giving the other written notice of termination not less than sixty (60) days prior to the expiration of the initial term or any renewal term.

         3. Confidentiality. No announcement or statement concerning this MSA or the subject matter of, or any matter referred to in, this MSA shall be made or issued by or on behalf of either Party without the prior written approval of the other, provided that nothing shall restrict the making by one party (even in the absence of agreement by the other) of any statement which may be required by law or called for by the requirements of any recognized stock exchange on which its shares or other securities are traded (but then only to the extent so required).

         4. Confidential Information. Each party agrees to protect information in accordance with Attachment E, Confidentiality Agreement Dated July 10, 2001.

                                       2
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

         5. Counterparts. This MSA may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

         6. Governing Law. This MSA shall be governed and construed in accordance with the laws of the State of New York, USA (without regard to the conflicts of law rules of such jurisdiction).

         7. Assignment. Neither Party shall assign its rights and obligations hereunder to any third party without the prior written consent of the Party; provided, that either Party may assign any of its rights and obligations hereunder to any controlled affiliate of such Party, but such Party shall remain primarily liable hereunder.

         8. Notices. All notices and Orders permitted or required to be given under this Agreement shall be in writing and shall be deemed duly given upon personal delivery, transmitted by facsimile machine or electronically via the internet and duly acknowledge to the address or facsimile numbers or e-mail addresses set-forth below. All notices below or to any other facsimile number or e-mail address as the party may designate by ten (10) days prior written notice given in accordance with this provision.

                  If to ACTIVE POWER:                If to GE:
                  -------------------                ---------
                  Active Power                       GE Digital Energy
                  11525 Stonehollow Drive            4200 Wildwood Parkway 32-12
                  Suite 110                          Atlanta, GA 30339
                  Austin, Texas 78758                Attention: Sourcing Manager
                  Attention:  Vice President Sales   Randolph M. Rowe
                              Bill Ott

                  FAX:  512-836-4511                 FAX:  678-844-5925

                  Email: bott@activepower.com        Email: randy.rowe@ps.ge.com

         9. Entire Agreement. This MSA contains the entire agreement of the Parties with respect to the subject matter hereof. All prior correspondence, negotiations and agreements, oral or written, among the Parties with respect to the subject matter hereof are superseded by this MSA. Notwithstanding the terms of this MSA, or any issued purchase orders between the Parties and their affiliates shall remain in full force and effect in accordance with their terms until such time as they are modified or amended by separate written agreement by the Parties or their respective affiliates. No variation, supplement, deletion or replacement of this MSA or any of its terms shall be effective unless made in writing and signed by each of the Parties hereto.

         IN WITNESS WHEREOF, the Parties have caused this MSA to be executed by this respective authorized representatives as of the date first set forth above.

GENERAL ELECTRIC COMPANY                        ACTIVE POWER, INC.


By:  /s/                                        By: /s/
    ----------------------------------------       -----------------------------

Name:       Randolph M. Rowe                    Name:    Bill Ott
       -------------------------------------          --------------------------

Title:         Sourcing Leader                  Title:  Vice President,
                                                        Sales & Service
        ------------------------------------          --------------------------

                                  ATTACHMENT A

Flywheel Energy Storage System ("FESS"):


         [****]



                                       4
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

                                  ATTACHMENT B


ACTIVE POWER commits to offer [****] on each opportunity GE requests ACTIVE POWER with a not to exceed price levels noted below:

Product:          ACTIVE POWER CleanSource 2 Flywheel Energy Storage System
                  ---------------------------------------------------------

                  250kW Flywheel Energy Storage Systems
                  Key Product Features:

                  o         Single flywheel configuration.
                  o DC power ranges of 40kW for 120 seconds up to 250kW for 12.5 seconds of ride-through.
                  o         Remote Monitoring Interface and Software

                  500kW Flywheel Energy Storage Systems
                  Key Product Features:

                  o        Dual flywheel configuration.
                  o DC power ranges of 40KW for 120 seconds up to 500KW for 12.5 seconds of ride-through.
                  o        Remote Monitoring Interface and Software

                  Produced in Compliance with:

                  o UL 1778 (CUL), Standards for Uninterruptible Power Supply Equipment CE Mark
                  o        FCC Rules and Regulation of Part 15, Subpart J, Class
                           A
                  o        National Electrical Manufacturer's Association (NEMA)
                  o        National Fire Protection Association (NFPA-70)
                  o        National Electrical Code (NEC)
                  o        Occupational Safety & Health Administration (OSHA)

Demand Forecast:

                  On a quarterly basis, GE shall provide ACTIVE POWER with an updated forecast of GE's semi-annual product requirements. For released purchase orders, GE shall provide ACTIVE POWER a firm 90-day delivery requirement schedule.


                  [****]


                                       5
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

Pricing Schedule:

                  [****]

--------------------------------------------------------------------------------
            General Electric Digital Energy
--------------------------------------------------------------------------------
             Active Power CleanSource 2 Flywheel Quotation
--------------------------------------------------------------------------------
                         10-Jul-01
--------------------------------------------------------------------------------
                           Item                               List Price
--------------------------------------------------------------------------------
CS2/250 Flywheel System                                         [****]
--------------------------------------------------------------------------------
CS2/500 Flywheel System
--------------------------------------------------------------------------------
CS2/250 DC Disconnect
--------------------------------------------------------------------------------
CS2/500 DC Disconnect
--------------------------------------------------------------------------------
CSView Software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Options (Purchased with initial order)
--------------------------------------------------------------------------------
CS2/250 Year 2 Parts Only Extended Warranty
--------------------------------------------------------------------------------
CS2/250 Year 3 Parts Only Extended Warranty
--------------------------------------------------------------------------------
CS2/500 Year 2 Parts Only Extended Warranty
--------------------------------------------------------------------------------
CS2/500 Year 3 Parts Only Extended Warranty
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Extended Total
--------------------------------------------------------------------------------


The pricing set forth in the table above is based on GE making the following Volume Commitment and is fixed for the initial term of this Agreement.

                                VOLUME COMMITMENT
                                -----------------

                                     [****]

In the event this volume is not achieved by the end of the contract period, ACTIVE POWER shall invoice GE for the difference between the commitment and actual purchases (includes recovery of unearned discounts, future price adjustments, etc.). ACTIVE POWER'S discount schedule is set forth below the following example.

                  [****]


                                       6
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

--------------------------------------------------------------------
                      Active          Power
--------------------------------------------------------------------
                             [****]
--------------------------------------------------------------------
--------------------------------------------------------------------
    Annual           CS2-250         CS2-500
    ------           -------         -------
--------------------------------------------------------------------
   Volume $K        Unit Price      Unit Price
   ---------        ----------      ----------
--------------------------------------------------------------------
                      [****]          [****]
--------------------------------------------------------------------
 (less than)500
--------------------------------------------------------------------
 501-1000
--------------------------------------------------------------------
 1001-2000
--------------------------------------------------------------------
 2001-4000
--------------------------------------------------------------------
 4001-6000
--------------------------------------------------------------------
 6001-10000
--------------------------------------------------------------------
  10001(and greater)
--------------------------------------------------------------------

--------------------------------------------------------------------

Productivity
                  Continuous Improvement & Six Sigma
                  ----------------------------------

                  ACTIVE POWER shall commit to a mutually agreed to Continuous Improvement program addressing product performance, cost improvement and cycle time reduction. GE shall work with ACTIVE POWER on Six Sigma projects to support this effort. Improvements shall be negotiated and mutually shared.

Invoice and Payment Terms

                  ACTIVE POWER Invoices, in US Dollars, shall be presented at the time of shipment release, after release from FOB - Austin, Texas. [****]

Lead Times, Cycle and Delivery Schedule

                  FESS units order shall be delivered in accordance with instructions in the released purchase order.

                  [****]







                                       7
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

[****]









                                       8
**Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.**

                                  ATTACHMENT C




          "GEDE Master Terms and Conditions - GEDE-STD-0001 Rev. B-AP"

                         (Referenced document attached)

                                  ATTACHMENT D


                           ACTIVE POWER FESS training


         ACTIVE POWER shall offer GE designated representative(s) training on installation, operation, maintenance and repair of their FESS systems.

         Factory Training

         ACTIVE POWER offers to provide 1 free training class for GE's training staff and technical support personnel, such training class shall be for up to seven people. Active Power will provide GE two free sets of the tools identified in the table below for the training staff class. GE may purchase additional sets of tools at a 25% discount from the identified list price.

         --------------------------------------------------------------------------------------------------------------
         Part        Description                                                 Active Power List Price    QTY
         Number
         --------------------------------------------------------------------------------------------------------------
         55520       TOOL, BEARING INSERTION, FLYWHEEL ASSY.                     $              155.00      1
         --------------------------------------------------------------------------------------------------------------
         55530       TOOL, BEARING REMOVAL                                       $              210.00      1
         --------------------------------------------------------------------------------------------------------------
         55521       TOOL, GUIDE PIN, BRG CARTRIDGE                              $               40.00      2
         --------------------------------------------------------------------------------------------------------------
         55550       TOOL, ROTOR SHIM, APS ROTOR                                 $               40.00      4
         --------------------------------------------------------------------------------------------------------------
         90008       KIT, SPARE, SHIM                                            $               80.00      1
         --------------------------------------------------------------------------------------------------------------
         67002       Software, CS View                                           $              950.00      1
         --------------------------------------------------------------------------------------------------------------


         Active Power also agrees to provide Training classes at a 25% discounted rate from ACTIVE POWER published training rates. These rates are currently set at $4,000 per class of up to seven people. GE shall be responsible for its own travel and living arrangements during these sessions.

         As required, ACTIVE POWER agrees to work with GE to arrange and support specific training requirements.

         Field Training

         Commencing after shipment of the first unit, for six months, or until the members of the training staff (attendees of free training class) are certified, whichever is earlier, ACTIVE POWER shall provide free on-site assistance for 1 working day during the start up, commissioning and acceptance of a FESS system. If additional on-site assistance is required after the system acceptance, GE shall pay Active Power's standard billing rates, less a 25% discount. All travel and lodging expenses shall be paid in full at their actual cost.

         Warranty Service Obligations

         GE service personnel shall provide all warranty service for the FESS systems sold by GE. ACTIVE POWER shall reimburse GE for agreed upon expenses for labor, and ACTIVE POWER's warranty shall govern costs related to parts. Within 60 days from the date of this Agreement, the Parties shall agree on the following:

         1.       Spare Part Pricing Schedule
         2.       Spare Part Inventory List
         3.       Warranty Labor Billing Rates from GEDE back to Active Power

                                  ATTACHMENT E

                         Mutual Non-Disclosure Agreement

                         (Referenced document attached)